Supplement dated June 29, 2012 to the Prospectus
of the Madison Mosaic Tax-Free Trust dated February 1, 2012

This Supplement dated June 29, 2012 amends the Prospectus of the Madison Mosaic Tax-Free Trust for the Virginia Tax-Free and Tax-Free National Funds dated February 1, 2012

Effective June 29, 2012, the Annual Fund Operating Expenses for the Class Y shares of each of the Virginia Tax-Free and Tax-Free National Funds will be reduced, as reflected in the new fee tables and examples set forth below.

Virginia Tax-Free Fund

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Old Fees Class Y	New Fees Class Y
Management fee	0.625%	0.50%
Distribution (12b-1) fees	None	None
Other expenses	0.40%	0.35%
Total annual fund operating expenses	1.03%	0.85%

Example:
This example is intended to help you compare the cost of investing in the Virginia Tax-Free Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Virginia Tax-Free Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Old Fees Class Y	$105	$328	$569	$1,259
New Fees Class Y	$87	$271	$471	$1,049

Tax-Free National Fund

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Old Fees Class Y	New Fees Class Y
Management fee	0.625%	0.50%
Distribution (12b-1) fees	None	None
Other expenses	0.43%1	0.35%2
Total annual fund operating expenses	1.06%	0.85%
1Under the old fee arrangement, the Fund paid a service fee to Madison Investment Advisors, LLC (“Madison”) of 0.44% on the first $25 million of net assets and 0.40% on net assets in excess of $25 million.
2   Under the new fee arrangement, the Fund will pay a flat 0.35% service fee to Madison.

Example:
This example is intended to help you compare the cost of investing in the Tax-Free National Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Tax-Free National Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Old Fees Class Y	$108	$337	$585	$1,294
New Fees Class Y	$ 87	$271	$471	$1,049

# # # #

Please keep this Supplement with your records.